UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2012

NEOGENIX ONCOLOGY, INC.

(Exact name of Registrant as Specified in its Charter)

Maryland	0-53963	16-1697150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15010 Broschart Road, Suite 270	20850
Rockville, Maryland	(Zip Code)
(Address of Principal Executive Offices)

(301) 917-6880

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Compensatory Arrangements of Certain Officers

On July 2, 2012, Neogenix Oncology, Inc. (the “Company”) received the resignation of Dennis Greene from the Company’s Board of Directors (the “Board”). Mr. Greene’s resignation did not arise from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Neogenix Oncology, Inc.

By:
Dr. Philip Arlen Chief Executive Officer

Date: July 6, 2012